UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301, Bellingham, WA	98226
(Address of principal executive offices)	(Zip Code)

(360) 685-4206
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	EXPI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

Settlement of Litigation

On December 9, 2024, eXp World Holdings, Inc. (the “Company”) and its subsidiaries, eXp Realty, LLC, eXp Realty of California, Inc., eXp Realty of Southern California, Inc., eXp Realty of Greater Los Angeles, Inc., and eXp Realty of Northern California, Inc. (collectively, “eXp”),entered into a definitive settlement agreement (the “Settlement Agreement”) to resolve on a nationwide basis the pending class action lawsuit brought by 1925 Hooper LLC, et al. (United States District Court for the Northern District of Georgia, Atlanta Division Case No. 1:23-cv-05392- SEG) (the “Lawsuit”). The settlement resolves all claims in the Lawsuit and similar claims on a nationwide basis against the Company (collectively, the “Claims”) and release eXp, its subsidiaries, related entities and affiliates, and their independent contractor real estate agents in the United States from the Claims.

As set forth in the Settlement Agreement, eXp has agreed to pay, into a qualified settlement fund, $34 million (the “Settlement Amount”), which will be paid as follows: 50% of the Settlement Amount within 30 business days after preliminary court approval of the Settlement Agreement, which the Company expects to occur in the first or second quarter of 2024, and 50% of the Settlement Amount on or before the one-year anniversary of initial settlement payment, which amounts will be released from escrow subject to the terms of the Settlement Agreement.

In addition, eXp agreed to make certain changes to its business practices and emphasize certain practices that have been a part of eXp’s longstanding policies and practices, including: reminding its agents that eXp has no rule requiring agents to make or accept offers of compensation from buyer representatives; requiring its agents to disclose to clients that commissions are not set by law and are fully negotiable; prohibiting its buyer agents from claiming buyer agent services are free, unless they will receive no financial compensation; requiring its brokerages and agents disclose to the buyer the listing broker’s offer of compensation for prospective buyers’ agents; prohibiting its agents from using any technology (or manual methods) to sort listings by offers of compensation, unless requested by the client; reminding its brokerages and agents of their obligation to show properties regardless of compensation for buyers’ agents for properties that meet the buyer’s priorities; and developing training materials for its brokerages and agents that support all the practice changes outlined in the injunctive relief.

The Settlement Agreement remains subject to preliminary and final court approval and will be effective upon final approval by the court.

The Settlement Agreement and any actions taken to carry out the Settlement Agreement are not an admission or concession of liability, or of the validity of any claim, defense, or point of fact or law on the part of any party.

The foregoing descriptions of the Settlement Agreement and the transactions contemplated thereby contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the Settlement Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to the Lawsuit and the Settlement Agreement, including preliminary and final court approval of the Settlement Agreement, the amount and timing of payments pursuant to the Settlement Agreement; the expected $34.0 million pre-tax charge for the Settlement Amount and the impact of such charge on the Company’s results of operations and cash flows; and changes to the business practices of the Company and the impact that such changes may have on the business or results of operations of the Company. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, without limitation, the ability of the parties to obtain preliminary and final court approval of the proposed Settlement and the final terms being substantially the same as those set forth in the proposed Settlement, and those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.expworldholdings.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

Item 9.01Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1

Settlement Agreement, dated December 9, 2024, by and among eXp World Holdings, Inc. (the “Company”) and its subsidiaries, eXp Realty, LLC, eXp Realty of California, Inc., eXp Realty of Southern California, Inc., eXp Realty of Greater Los Angeles, Inc., and eXp Realty of Northern California, Inc. and Plaintiffs 1925 Hooper LLC, Robert J. Arko and Andrew M. Moore

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: January 8, 2025	/s/ James Bramble
James Bramble
Chief Legal Counsel